SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): June 30, 2004
                                                          --------------





                                  NYMAGIC, INC.
                                  -------------
             (Exact Name of Registrant as specified in its charter)





          NEW YORK                     1-11238                   13-3534162
----------------------            ------------------        --------------------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)




                   919 Third Avenue, New York, New York 10022
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 551-0600
                                                          ---------------



                                       N/A
                                     -------
         (Former name or former address, if changed since last report):

Item 5.   Other Events

        On June 30, 2004, NYMAGIC, INC. issued the press release attached hereto as Exhibit 99.1.

        This information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated as of June 30, 2004

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                NYMAGIC, INC.


                                By:/s/ Thomas J. Iacopelli
                                   ---------------------------------
                                   Name:   Thomas J. Iacopelli
                                   Title:  Chief Financial Officer and Treasurer




Date: June 30, 2004

                                  Exhibit Index



            Exhibit Number      Description
            --------------      -----------

                 99.1           Press Release dated as of June 30, 2004